Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                           Frank C. Quesada

Address of Joint Filer:                        c/o MSP Recovery, Inc.
                                               2701 S Le Jeune Road, Floor 10
                                               Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:      MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer: Chief Legal Officer, Director

Date of Event Requiring this Statement
(Month/Day/Year):                              5/23/22

Designated Filer:                              Frank C. Quesada

Signature:

/s/ Frank C. Quesada
--------------------
Frank C. Quesada

Date: 6/2/22

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                           Quesada Group Holdings, LLC

Address of Joint Filer:                        c/o MSP Recovery, Inc.
                                               2701 S Le Jeune Road, Floor 10
                                               Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:      MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer: Director by Deputization

Date of Event Requiring this Statement
(Month/Day/Year):                              5/23/22

Designated Filer:                              Frank C. Quesada

Signature:

QUESADA GROUP HOLDINGS, LLC

By: /s/ Frank C. Quesada
    --------------------
Name: Frank C. Quesada
Title: Manager

Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                            Series MRCS, a series of MDA
                                                Series, LLC

Address of Joint Filer:                         c/o MSP Recovery, Inc.
                                                2701 S Le Jeune Road, Floor 10
                                                Coral Gables, Florida 33134

Issuer Name and Ticker or Trading Symbol:       MSP Recovery, Inc. [MSPR]

Relationship of Reporting Person(s) to Issuer:  Director by Deputization,
                                                10% Owner

Date of Event Requiring this Statement
(Month/Day/Year):                               5/23/22

Designated Filer:                               Frank C. Quesada

Signature:

MDA SERIES, LLC

         By: /s/ Frank C. Quesada
             --------------------
         Name: Frank C. Quesada
         Title: Member

SERIES MRCS

         By: /s/ Frank C. Quesada
             --------------------
         Name: Frank C. Quesada
         Title: Manager and Member

Date: 6/2/22